Filed under Rule 497(k)

Registration No. 333-53589

VALIC Company II

International Opportunities Fund

(the “Fund”)

Supplement dated November 30, 2016, to the Fund’s

Summary Prospectus dated January 1, 2016, as amended

The following changes are effective immediately:

In the section entitled “Fund Summary: International Opportunities Fund – Investment Adviser,” the portfolio manager disclosure with respect to Delaware Investments Fund Advisers, as supplemented on March 1, 2016, is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title

Stephan Maikkula	2013	Vice President, Senior Portfolio Manager

Joseph Devine	2016	Senior Vice President, Chief Investment Officer

Gabriel Wallach	2016	Vice President, Portfolio Manager

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.